UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024 (March 27, 2024)

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor

Cambridge, MA 02142

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 720-8606

(Former Name or Former Address, if Changed Since Last Report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.01 par value per share	MACK	The Nasdaq Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On March 27, 2024, Merrimack Pharmaceuticals, Inc. (“Merrimack or the “Company”) issued a press release announcing that it has received a $225 million payment which was due from Ipsen, S.A. as a result of its receipt of approval from the U.S. Food and Drug Administration, or FDA, to market ONIVYDE as a first-line treatment of metastatic adenocarcinoma on the pancreas. The press release also discusses the plans for the Special Meeting of Stockholders to be held on May 10, 2024 to approve the proposed dissolution of the Company following the proposed issuance of a liquidating dividend to stockholders of record. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Merrimack’s Board of Directors has evaluated the likelihood of receiving additional milestone payments under the Ipsen Agreement and from the 2019 Agreement with Elevation Oncology and has concluded that it is unlikely that any additional milestone payments from either agreement will become payable. We have announced a special meeting of stockholders on May 10, 2024 to approve a Plan of Dissolution which includes plans for a liquidating dividend payable to stockholders. We currently anticipate the initial liquidating dividend to be in the range of between approximately $14.68 and $15.30 per share. The Plan of Dissolution will include establishment of a liquidating trust for the benefit of stockholders in the unlikely event that Merrimack might receive any future milestone payments from Ipsen or Elevation Technology.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed liquidation and Dissolution of the Company (the “Dissolution”) and the Plan of Dissolution, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on March 21, 2024. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MERRIMACK PHARMACEUTICALS, INC., THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of the Company’s website at www.merrimack.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the Proxy Statement. Additional information regarding such directors and executive officers, and other important Company information, are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 9, 2024, as amended by each of a Form 10-K/A and a Proxy Statement for its Special Meeting of Stockholders, each of which was filed with the SEC on March 21, 2024.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are forth in the Proxy Statement. These documents will be available free of charge as described in the preceding section.

For more information, visit https://www.merrimack.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Merrimack’s proposed Dissolution pursuant to its proposed Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the planned Special Meeting to approve the proposed Dissolution and the Plan of Dissolution, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “hold,” “approve,” “receive,” “determine,” “file,” “describe,” “entitle,” “present,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “necessary,” “appropriate,” “affirmative,” “opportunity,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Merrimack or any of Merrimack’s partners, or third parties, may identify forward-looking statements. Merrimack cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Merrimack being higher than anticipated; the possible inadequacy of such reserves to satisfy Merrimack’s obligations; potential unknown contingencies or liabilities, and Merrimack’s potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Merrimack assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Merrimack of expenses relating to the proposed Dissolution being different than estimated; the ability of the Merrimack Board to abandon, modify or delay implementation of the proposed Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.

In addition to forward-looking statements regarding the proposed Plan of Dissolution, Merrimack’s forward-looking statements include, among others, (i) Merrimack’s rights to receive payments related to certain future milestone events or whether such milestones will be achieved, if at all, or whether Ipsen and Elevation Oncology will resume efforts under the remaining programs for which milestone payments may occur, (ii) substantial risks and uncertainties that could cause Merrimack’s future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements which include, among others: positive information about pre-clinical and early-stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful as, for example, these additional indications for which milestone payments could occur may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects; (iii) the results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development; (iv) problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing, or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development; (v) even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data; (vi) obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities; (vii) regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies; (viii) the planned timing of initiation and completion of future clinical studies, if any, are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible; (ix) each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs; and (x) press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 7, 2024, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Merrimack Pharmaceuticals, Inc. dated March 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: March 27, 2024	By:	/s/ Gary L. Crocker
Gary L. Crocker
President

EXHIBIT 99.1

Merrimack Receives $225 Million Milestone Payment from Ipsen

Special Meeting of Stockholders to Approve Plan of Dissolution Scheduled for

Friday, May 10, 2024 at 10:00 a.m. Eastern Standard Time

Cambridge, MA, March 27, 2024 /Business Wire/ – Merrimack Pharmaceuticals, Inc. (Nasdaq: MACK) (“Merrimack” or the “Company”) today announced that it has received a $225 million payment which was due from Ipsen, S.A. as a result of its receipt of approval from the U.S. Food and Drug Administration, or FDA, to market ONIVYDE as a first-line treatment of metastatic adenocarcinoma on the pancreas.

Merrimack’s Board of Directors has evaluated the likelihood of receiving additional milestone payments under the Ipsen Agreement and from the 2019 Agreement with Elevation Oncology and has concluded that it is unlikely that any additional milestone payments from either agreement will become payable. We have announced a special meeting of stockholders on May 10, 2024 to approve a Plan of Dissolution which includes plans for a liquidating dividend payable to stockholders. We currently anticipate the initial liquidating dividend to be in the range of between approximately $14.68 and $15.30 per share. The Plan of Dissolution will include establishment of a liquidating trust for the benefit of stockholders in the unlikely event that Merrimack might receive any future milestone payments from Ipsen or Elevation Technology.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed liquidation and Dissolution of the Company (the “Dissolution”) and the Plan of Dissolution, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on March 21, 2024. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MERRIMACK PHARMACEUTICALS, INC., THE PROPOSED DISSOLUTION,

THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of the Company’s website at www.merrimack.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the Proxy Statement. Additional information regarding such directors and executive officers, and other important Company information, are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 9, 2024, as amended by a Form 10-K/A and a Proxy Statement for its Special Meeting of Stockholders, each of which was filed with the SEC on March 21, 2024.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are forth in the Proxy Statement. These documents will be available free of charge as described in the preceding section.

For more information, visit https://www.merrimack.com.

About Merrimack

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company based in Cambridge, Massachusetts that is entitled to receive up to $450.0 million in contingent milestone payments related to its sale of Onivyde® to Ipsen S.A. in April 2017. Merrimack received $225 million of these potential milestone payments which were tied to the first line metastatic pancreatic ductal adenocarcinoma potential indication on March 27, 2024. The remaining contingent milestone payments consist of $150 million tied to the small cell lung cancer potential indication and $75 million tied to other potential applications Ipsen may elect to pursue. These contingent milestone payments would be payable by Ipsen upon approval by the U.S. Food and Drug Administration (“FDA”) of Onivyde for certain additional clinical indications. Merrimack’s agreement with Ipsen does not require Ipsen to provide Merrimack with any information on the progress of Onivyde clinical trials that is not publicly available. Merrimack is also entitled to receive up to $54.5 million in contingent milestone payments related to its sale of anti-HER3 programs to Elevation Oncology (formerly 14ner Oncology, Inc.) in July 2019.

Forward Looking Statements

Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Merrimack’s proposed Dissolution pursuant to its proposed Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the planned Special Meeting to approve the proposed Dissolution and the Plan of Dissolution, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “hold,” “approve,” “receive,” “determine,” “file,” “describe,” “entitle,” “present,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “necessary,” “appropriate,” “affirmative,” “opportunity,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Merrimack or any of Merrimack’s partners, or third parties, may identify forward-looking statements. Merrimack cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Merrimack being higher than anticipated; the possible inadequacy of such reserves to satisfy Merrimack’s obligations; potential unknown contingencies or liabilities, and Merrimack’s potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Merrimack assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Merrimack of expenses relating to the proposed Dissolution being different than estimated; the ability of the Merrimack Board to abandon, modify or delay implementation of the proposed Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.

In addition to forward-looking statements regarding the proposed Plan of Dissolution, Merrimack’s forward-looking statements include, among others, (i) Merrimack’s rights to receive payments related to certain future milestone events or whether such milestones will be achieved, if at all, or whether Ipsen and Elevation Oncology will resume efforts under the remaining programs for which milestone payments may occur, (ii) substantial risks and uncertainties that could cause Merrimack’s future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements which include, among others: positive information about pre-clinical and early-stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful as, for example, these additional indications for which milestone payments could occur may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects; (iii) the results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development; (iv) problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing, or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development; (v) even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data; (vi) obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities; (vii) regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies; (viii) the planned timing of initiation and completion of future clinical studies, if any, are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible; (ix) each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs; and (x) press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 7, 2024, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

Contact

Tim Surgenor

ir@merrimack.com